EXHIBIT 10.24

[Form of Subordinate Note issued as part of Company Restructuring]

SUBORDINATE NOTE

$[__________]	La Jolla, California	[_________], 200_

     FOR VALUE RECEIVED, the undersigned, NatureWell, Incorporated, a Delaware corporation ("Debtor"), promises to pay to the order of [_______________________________________], a [___________________________________], or order ("Holder"), at [_________________________________________], or such other place as Holder may designate in writing, the principal amount of [__________________________________] Dollars ($________), together with interest on the unpaid principal balance from time to time outstanding, computed on the basis of a three hundred sixty (365) day year and compounded on a monthly basis at a rate (the "Interest Rate") equal to Eight Percent (8%) per annum.

     1.     Payment of Principal and Interest. From the date of this Subordinate Note (the "Note" or "Subordinate Note"), principal and interest on this Note are payable in United States currency and shall be due and payable pursuant to the schedule attached hereto as Exhibit A.

     2.     Security Agreement / Seniority. This Subordinate Note is secured by that certain Subordinate Security Agreement (the "Subordinate Security Agreement") made of even date herewith between Holder and Debtor, and any amendments or addendums thereto, granting Holder a subordinate security interest in Debtor's assets (the "Assets") and such other items set forth more fully in the Subordinate Security Agreement (collectively, the "Collateral") and shall be senior in right of payment to all Unsecured Debt and junior in right of payment to all Senior Debt in the manner provided for by that certain Intercreditor, Subordination and Standby Agreement dated as of September 2, 2003 (the "Intercreditor Agreement"). If Debtor (i) defaults under the terms of this Subordinate Note or the Subordinate Security Agreement, or (ii) other than in the ordinary course of business; sells, conveys, alienates, assigns or transfers the Collateral or any portion thereof, or any interest therein, or enters into an agreement to do so, or becomes divested of title or any interest in any manner or method, Holder shall have the right to declare the entire principal and accrued interest on this Subordinate Note immediately due and payable.

     3.     Additional Senior Debt and Subordinated Debt. The Debtor has existing Senior Debt (including Senior Debt held by affiliates and/or insiders) and may from time to time in its discretion incur additional Senior Debt and with respect thereto grant additional senior security interests in the Collateral. Further, Debtor may incur Subordinated Debt and with respect thereto grant subordinate security interests in the Collateral. Any future issuance or incurrence of Senior or Subordinated Debt and the granting of senior or subordinate security interests with respect thereto shall be done in conformance with the provisions contained in the Intercreditor, Agreement. Notwithstanding the priority of any Uniform Commercial Code UCC Financing Statements filed in the Delaware Divisions of Corporations in the event of default and disposition of the Collateral, Holder as a Secured Party under the Security Agreement shall share pari passu in the Collateral or any proceeds of the Collateral together with any holders (as a class) of Subordinated Debt.

            "Senior Debt" means all indebtedness and other obligations, however incurred (including obligations and/or indebtedness owed to employees, insiders and/or affiliates of Debtor), payable directly or indirectly by Debtor, whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed by Debtor, including, but not limited to: the principal of and interest on all loans, letters of credit, lines of credit, other extensions of credit, and all other indebtedness or obligations of Debtor provided that (i) the instrument(s) evidencing and/or securing such obligation(s) shall include an executed (senior) Security Agreement that grants a senior security interest in the Collateral, and (ii) the holder of any such instrument of indebtedness described herein has executed the Intercreditor Agreement or has agreed in writing to be bound by its terms.

            "Subordinated Debt" means all indebtedness and other obligations, however incurred, (including obligations and/or indebtedness owed to employees, insiders and/or affiliates of Debtor) payable directly or indirectly by Debtor, whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed by Debtor, including, but not limited to: the principal of and interest on all loans, letters of credit, lines of credit, trade credit, other extensions of credit, and all other indebtedness or obligations of Debtor provided that (i) the instrument(s) evidencing and/or securing such obligation(s) shall include an executed Subordinate Security Agreement that grants a subordinate security interest in the Collateral, and (ii) the holder of any such instrument of indebtedness described herein has executed the Intercreditor Agreement or has agreed in writing to be bound by its terms.

            "Unsecured Debt" means all indebtedness and other obligations (except Senior and Subordinated Debt), however incurred (including obligations and/or indebtedness owed to employees, insiders and/or affiliates of Debtor) payable directly or indirectly by Debtor, whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed by Debtor, including, but not limited to: the principal of and interest on all loans, letters of credit, lines of credit and other extensions of credit, and all other indebtedness or obligations of Debtor.

            Debtor covenants and agrees that the payment of Senior Debt from whatever source, including the principal of and interest and any other amounts payable thereon, shall be senior in right of payment, to the extent and in the manner herein set forth, to the payment of all Subordinated Debt and Unsecured Debt and that the payment of principal of and interest on any Subordinated Debt shall be senior in right of payment to Unsecured Debt.

     4.     Subordination.

            A.     The Holder covenants and agrees that the payment from whatever source of the indebtedness of Debtor evidenced by this Note, including the principal of and interest and any other amounts payable hereon, shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Debt, and that each holder of such Senior Debt, with respect to Senior Debt now existing or hereafter arising, shall be deemed to have acquired such Senior Debt in reliance upon the covenants and provisions contained in this Section 44.

            This Section 4 shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are made obligees hereunder and they and/or each of them may enforce such provisions to the extent and in the manner herein provided.

            B.     Upon the maturity of any Senior Debt by lapse of time, acceleration or otherwise, all principal thereof and interest thereon and all other obligations in respect thereof shall first be paid in full, or such payment duly provided for, before any further payment is made on account of principal of or interest on this Note.

            C.     Upon the happening of a default in respect of the payment of any Senior Debt ("Payment Default"), then, unless and until such default shall have been cured or waived by the holders of such Senior Debt or shall have ceased to exist, no payment shall be made by Debtor with respect to the principal of or interest on this Note.

            D.     In the event that, notwithstanding the foregoing provisions of this Section 4, any payment on account of principal of or interest on this Note shall be made by or on behalf of Debtor and received by any holder of this Note, at a time when such payment was prohibited by the provisions of this Section 4, then, unless and until such payment is no longer prohibited by this Section 4, such payment shall be held in trust by the holder for the benefit of and shall be immediately paid over to, the holders of Senior Debt or their representative, ratably according to the respective amounts of the Senior Debt held or represented by each, for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full (except as such payment otherwise shall have been provided for) in accordance with its terms. Debtor shall give prompt written notice to Holder of any Payment Default in respect of such Senior Debt or a default which results in the acceleration of such Senior Debt, under any Senior Debt or under any agreement pursuant to which Senior Debt may have been issued.

            E.     In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to Debtor or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution, or other winding up of Debtor, whether or not involving insolvency or bankruptcy, then the holders of Senior Debt shall be entitled to receive payment in full of all principal of (and premium, if any) and interest on all Senior Debt (including interest thereon accruing after the commencement of any such proceedings) before Holder is entitled to receive any payment on account of principal of this Note, and to that end (but subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred by these subordination provisions upon the Senior Debt and the holders thereof with respect to the subordinated indebtedness represented by this Note and the holder hereof by a lawful plan of reorganization under applicable bankruptcy law) the holders of Senior Debt (until payment in full of all principal of (and premium, if any), and interest on all Senior Debt, including interest thereon accruing after the commencement of any such proceedings) shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of this Note, except securities which are subordinate and junior in right of payment to the payment of all Senior Debt then outstanding.

            F.     Subject to the payment in full of all Senior Debt, Holder shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of assets of Debtor applicable to the Senior Debt until the principal of and interest and premium (if any) shall be paid in full, and for purposes of such subrogation, no payments or distributions to the holders of Senior Debt of assets, whether in cash, property or securities, distributable to the holders of Senior Debt under the provisions hereof to which Holder would be entitled except for the provisions of this Section 4, and no payment pursuant to the provisions of this Section 4 to the holders of Senior Debt by Holder shall, as between Debtor, its creditors other than the holders of its Senior Debt, and Holder be deemed to be a payment by Debtor to or on account of such Senior Debt, it being understood that the provisions of this Section 4 are, and are intended, solely for the purpose of defining the relative rights of Holder, on the one hand, and the holders of its Senior Debt, on the other hand.

     5.     Prepayment. Debtor shall, with the prior written consent of the holders of a majority of the Senior Debt, have the right at any time to prepay all or any portion of the amounts owing hereunder without penalty or premium.

     6.     Event of Default. Each of the following shall constitute an Event of Default under this Note:

            A.     Failure of Debtor to pay the Principal of or accrued interest on this Note when the same shall become due and payable, and such failure shall have continued unremedied for a period of thirty (30) days after written notice thereof shall have been given to Debtor by Holder;

            B.     Failure of Debtor to perform or comply with any other non-monetary material covenant contained in this Note and such failure shall have continued unremedied for a period of sixty (60) days after written notice thereof shall have been given to Debtor by Holder; or

            C.     Any assignment by Debtor for the benefit of creditors, or admission in writing of Debtor's inability to pay its debts as they become due, or filing by or against Debtor of a petition in bankruptcy, or adjudication of Debtor as bankrupt or insolvent, or filing by or against Debtor of any petition or answer seeking for Debtor any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or filing any answer admitting or failing to deny the material allegations of a petition filed against it for any such relief, or seeking or consenting to or acquiescing in the appointment of any trustee, receiver or liquidator of itself or of all or any substantial part of its properties, or its directors or stockholders taking any action looking to its dissolution or liquidation, or its ceasing doing business as a going concern.

     7.     Rights and Remedies Upon the Occurrence of an Event of Default. Subject to the provisions of the Intercreditor Agreement, upon the occurrence of any Event of Default, all indebtedness then and thereafter owing under or in connection with this Note may be declared by Holder to be immediately due and payable, and thereupon the same shall become so due and payable; provided, however, that any such Event of Default identified in Section 6(C) shall cause the entire amount of the Principal and accrued interest thereon to be immediately due and payable.

            If any Event of Default occurs, neither the failure of Holder to promptly exercise its right to declare the outstanding Principal of and accrued and unpaid interest on this Note to be immediately due and payable, nor the failure of Holder to exercise any other right or remedy that it may have for default, nor the acceptance by Holder of late payments, nor the failure of Holder to demand strict performance of any obligation of Debtor hereunder, shall constitute a waiver of any such rights while such default continues, nor a waiver of such rights in connection with any future default on the part of Debtor. Furthermore, acceptance by Holder of partial payments following due acceleration of the indebtedness evidenced hereby shall not constitute a waiver by Holder of the acceleration of such indebtedness.

     8.     The Intercreditor Agreement. Notwithstanding anything contained herein to the contrary, if any terms of this Note or any other agreement or document executed in conjunction herewith conflicts with any provision contained in the Intercreditor Agreement the Intercreditor Agreement shall prevail and all disputes, conflicts or interpretations shall be resolved in favor of the Intercreditor Agreement unless the affected parties thereto agree in writing otherwise.

     9.     Sale, Assignment or Transfer of Note. The Holder of this Subordinate Note shall not sell, assign or transfer the Note unless and until the buyer, assignee or transferee shall deliver a written instrument to Debtor agreeing that transferee shall be bound by all of the provisions of the Intercreditor Agreement and shall be deemed to be a Subordinated Lender (as defined in the Intercreditor Agreement) for all purposes of the Intercreditor Agreement.

     10.     Waiver. Debtor and endorsers of this Note waive notice, diligence, presentment, demand, protest and notice of dishonor or nonpayment or other default by the Debtor under the Note, and, to the fullest extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

     11.     Attorneys' Fees. In the event that Holder brings suit to enforce or collect any part of this Note, Holder shall be entitled to recover actual attorneys' fees and other costs of investigation, enforcement and collection if Holder is the prevailing party.

     12.     Amendment and Waivers. Any term or provision of this Note may be amended, and the observance of any term of this Note may be waived, only by a writing signed by the party to be bound thereby. The waiver by Holder of any breach hereof for default in payment of any amount due hereunder or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default.

     13.     Severability. Should any one or more of the provisions of this Note be determined to be illegal or unenforceable, such provision(s) shall (i) be modified to the minimum extent necessary to render it valid and enforceable, or (ii) if it cannot be so modified, be deemed not to be a part of this Note and shall not affect the validity or enforceability of the remaining provisions.

     14.     Governing Law and Venue. This Note is and shall be governed by and construed and enforced in accordance with the laws of the State of California without application of conflict of laws principles. Sole and proper venue and jurisdiction for any dispute arising out of or relating to this Note shall be the San Diego County Superior Court in San Diego, California.

     IN WITNESS WHEREOF, the parties have caused this Subordinate Note to be executed as of the first date written above.

NATUREWELL, INCORPORATED, a Delaware corporation

By: __________________________________

[____________________________________]a [___________________________________]

By: __________________________________

____________________________________________________________________________

EXHIBIT A

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